UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2021

Target Corporation
(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall,	Minneapolis,	Minnesota	55403
(Address of principal executive offices, including zip code)

(612)	304-6073
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0833 per share	TGT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Shareholders.

On June 9, 2021, Target Corporation (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) to: (1) elect each of the Company’s directors for a one-year term; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm; (3) approve, on an advisory basis, the Company’s executive compensation (“Say on Pay”); and (4) vote on a shareholder proposal to amend the proxy access bylaw to remove the shareholder group limit.

At the close of business on April 12, 2021, the record date of the Annual Meeting, the Company had 497,571,030 shares of common stock issued and outstanding. The holders of a total of 428,260,798 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal under the voting approval standard disclosed in the 2021 Proxy Statement (as indicated by the borders) are set forth below:

1.The shareholders elected each of the following nominees as directors for a one-year term:

	For		Against			Broker
Nominee	Shares	%	Shares	%	Abstain	Non-Votes
Douglas M. Baker, Jr.	356,742,762	98.3	6,243,679	1.7	9,853,082	55,421,275
George S. Barrett	369,167,603	99.2	2,841,078	0.8	830,842	55,421,275
Brian C. Cornell	347,541,515	93.7	23,389,229	6.3	1,908,779	55,421,275
Robert L. Edwards	369,566,255	99.4	2,417,051	0.6	856,217	55,421,275
Melanie L. Healey	364,361,654	97.9	7,790,362	2.1	687,507	55,421,275
Donald R. Knauss	369,237,494	99.3	2,755,562	0.7	846,467	55,421,275
Christine A. Leahy	370,727,340	99.6	1,384,223	0.4	727,960	55,421,275
Monica C. Lozano	365,313,225	98.2	6,771,836	1.8	754,462	55,421,275
Mary E. Minnick	352,059,223	94.6	20,067,082	5.4	713,218	55,421,275
Derica W. Rice	366,370,418	98.5	5,663,105	1.5	806,000	55,421,275
Kenneth L. Salazar	366,275,698	98.5	5,687,122	1.5	876,703	55,421,275
Dmitri L. Stockton	367,771,691	98.9	4,241,871	1.1	825,961	55,421,275

2.The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2021:

For:	Shares	405,176,703
	%	94.6
Against:	Shares	22,327,146
	%	5.2
Abstain:	Shares	756,949
	%	0.2

3.The shareholders approved, on an advisory basis, the Company’s executive compensation:

For:	Shares	344,389,535
	%	92.9
Against:	Shares	26,427,731
	%	7.1
Abstain:	Shares	2,022,257
Broker Non-Votes:	Shares	55,421,275

4.The shareholders did not approve a shareholder proposal to amend the proxy access bylaw to remove the shareholder group limit:

For:	Shares	142,890,153
	%	38.3
Against:	Shares	227,164,136
	%	60.9
Abstain:	Shares	2,785,234
	%	0.7
Broker Non-Votes:	Shares	55,421,275

For purposes of determining the level of support needed for a shareholder to be eligible to resubmit a shareholder proposal in a following year under Rule 14a-8 under the Securities Exchange Act of 1934, the SEC uses a simple majority standard that compares votes cast “FOR” to votes cast “AGAINST” an item (which gives abstentions “No Effect”). Under that simple majority standard, Item 4 received support of 38.6%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: June 10, 2021	/s/ Don H. Liu
Don H. Liu
Executive Vice President and Chief Legal & Risk Officer